SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)

Filed by the Registrant /X/

Filed by a Party other than the Registrant: / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or
                  Section 240.14a-12


                            WEBFINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)



                   (Name of Persons(s) Filing Proxy Statement)

         Payment of Filing Fee (Check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:



         / /      Fee paid previously with preliminary materials:



         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



         (2)      Form, Schedule or Registration Statement No.:



         (3)      Filing Party:



         (4)      Date Filed:

                            WEBFINANCIAL CORPORATION
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 29, 2000
                                 --------------
To the Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of WEBFINANCIAL CORPORATION, a Delaware corporation (the "Company"), will be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, located at 505 Park Avenue, New York, New York 10022, on August 29, 2000 at 11:00 A.M., local time, for the following purposes:

                  1. To elect two members of the board of directors of the Company (the "Board of Directors" or the "Board") to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified;

                  2. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for the year ending December 31, 2000; and

                  3. To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

         The Board has fixed the close of business on July 3, 2000 as the record date for the Meeting. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                         By Order of the Board of Directors


                                         GLEN M. KASSAN
                                         Secretary

Dated: July 12, 2000
New York, New York

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            WEBFINANCIAL CORPORATION
                        150 EAST 52ND STREET, 21ST FLOOR
                            NEW YORK, NEW YORK 10022
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                 AUGUST 29, 2000
                                ----------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders by the Board of Directors of WEBFINANCIAL CORPORATION, a Delaware corporation (the "Company"), in connection with the solicitation of the accompanying Proxy for use at the 2000 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, located at 505 Park Avenue, New York, New York 10022, on August 29, 2000, at 11:00 A.M., local time, or at any adjournment thereof.

         The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is July 12, 2000.


                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on July 3, 2000, the record date (the "Record Date") for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the close of business on the Record Date, there were 4,354,280 outstanding shares of the Company's common stock, $.001 par value (the "Common Stock").

                                VOTING OF PROXIES

         Shares of Common Stock represented by Proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, all such shares will be voted (i) for the election as directors of the persons who have been nominated by the Board, (ii) for the ratification of the appointment of Grant Thornton LLP as the Company's independent auditors for the year ending December 31, 2000 and (iii) on any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxies.

         The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy that is presented to the Meeting or if the stockholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

         The cost of solicitation of the Proxies being solicited on behalf of the Board will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

         The Company has retained Mackenzie Partners, Inc. ("Mackenzie") to solicit proxies at a cost of approximately $5,000, plus certain out-of-pocket expenses. If the Company requests Mackenzie to perform additional services, Mackenzie will bill the Company at its usual rate.

                                  VOTING RIGHTS

         Holders of each share of Common Stock are entitled to one vote for each share held on all matters. The holders of a majority of the outstanding shares of Common Stock whether present in person or represented by proxy, will constitute a quorum for the election of directors and the ratification of the appointment of Grant Thornton LLP, and any other matters that may come before the meeting.

         Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

         A plurality of the total votes cast by holders of Common Stock is required for the election of directors. In tabulating the vote on the election of directors, abstentions and broker "non-votes" will be disregarded and will have no effect on the outcome of such vote.

         The affirmative vote of a majority of the votes cast by holders of Common Stock is required to ratify the appointment of Grant Thornton LLP. In tabulating the votes on the proposal to ratify the appointment of Grant Thornton LLP, shares as to which a stockholder abstains are considered shares entitled to vote on the applicable proposal and therefore an abstention would have the effect of a vote against such proposal. Broker non-votes, however, are not considered shares entitled to vote on the applicable proposal and are not included in determining whether the proposal to ratify the appointment of Grant Thornton LLP is approved.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information concerning ownership of the Company's Common Stock, as of the Record Date, by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, each director, each executive officer, each nominee for election as a director and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the address for each five percent stockholder is in care of the Company, 150 East 52nd Street, 21st Floor, New York, New York 10022.

                                                              Number of Shares
Directors, Nominees, Executive Officers and 5%          of Common Stock Beneficially          Percent
Stockholders                                                     Owned(1)                      -age
----------------------------------------------                   --------                      ----
Warren G. Lichtenstein                                           1,320,613(2)                  28.7%

Steel Partners II, L.P.                                          1,090,655(3)                  24.9%


                                                              Number of Shares
Directors, Nominees, Executive Officers and 5%          of Common Stock Beneficially          Percent
Stockholders                                                     Owned(1)                      -age
----------------------------------------------                   --------                      ----

Jack L. Howard                                                     110,108(4)                   2.5%

Glen M. Kassan                                                           0                        0

Earle C. May                                                       410,777(5)                   9.4%
4550 Kruse Way #345
Lake Oswego, Oregon 97035
May Management, Inc.                                               385,350                      8.8%
4550 Kruse Way #345
Lake Oswego, Oregon 97035
James Benenson, Jr.                                                 61,678(6)                   1.4%

Joseph L. Mullen                                                    20,361(7)                   *

All directors and executive                                      1,923,537                     42.5%
officers as a group (six persons)

---------------------
* Less than 1%

(1) A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days after the Record Date upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and that are currently exercisable (i.e., that are exercisable within 60 days after the Record
         Date) have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

(2)      Includes:  (a) 2,500 shares of Common Stock owned by Mr.  Lichtenstein;
         (b)  227,458  shares of Common  Stock  issuable  upon the  exercise  of options within sixty days of the Record Date granted to Mr. Lichtenstein; (c) 1,068,970 shares of Common Stock owned by Steel Partners II, L.P.; and (d) 21,685 shares of Common Stock issuable upon the exercise of warrants within sixty days of the Record Date owned by Steel Partners II, L.P. Mr. Lichtenstein is the Managing Member of the general partner of Steel Partners II, L.P. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock owned by Steel Partners II, L.P. (except to the extent of his pecuniary interest in such shares of Common Stock, which is less than the amount disclosed).

(3) Represents 1,068,970 shares of Common Stock and 21,685 shares of Common Stock issuable upon exercise of warrants within sixty days of the Record Date.

(4) Represents 34,400 shares of Common Stock and 75,708 shares of Common Stock issuable upon exercise of options within sixty days of the Record Date granted to Mr. Howard.

(5) Includes: (a) 5,066 shares of Common Stock owned by Mr. May; (b) 20,361 shares of Common Stock issuable upon the exercise of options within sixty days of March 31, 2000 granted to Mr. May; (c) 35,000 shares of Common Stock owned by May Management, Inc.; and (d) 350,350 shares of Common Stock held in customer accounts as to which May Management, Inc. has shared dispositive power. Mr. May is the Chief Executive Officer and a principal stockholder of May Management, Inc. and may be deemed to be the beneficial owner of shares owned by May Management, Inc. or as to which May Management, Inc. has shared dispositive power.

(6) The 61,678 shares of Common Stock are owned by Arrowhead Holdings Corporation, of which Mr. Benenson is the controlling stockholder and thus deemed the beneficial owner of all such shares of Common Stock.

(7) Represents 20,361 shares of Common Stock issuable upon exercise of options within sixty days of the Record Date granted to Mr. Mullen.


                                ----------------

         Except as noted in the footnotes above, (i) none of such shares is known by the Company to be shares with respect to which the beneficial owner has the right to acquire beneficial ownership and (ii) the Company believes the beneficial owner listed above has sole voting and investment power with respect to the shares shown as being beneficially owned by it.

                        PROPOSAL I--ELECTION OF DIRECTORS

         At the annual meeting of stockholders held November 4, 1998 (the "1998 Meeting"), the stockholders of the Company voted to eliminate the Company's staggered board system and provide for the annual election of directors, without reducing the terms of any of the directors then in office (including those elected at the 1998 Meeting). Although the Board is still divided into three classes with the term of office of one class expiring each year and each director holding office for a term expiring at the third annual meeting of stockholders following his or her election (and until his successor has been duly elected and qualified), commencing at last year's annual meeting of stockholders held June 15, 1999 (the "1999 Meeting"), with respect to directors whose terms expired at the 1999 Meeting, and continuing at this Meeting and the annual meeting of stockholders to be held in 2001, each director whose term is expiring (and any new nominees for director) shall be elected for one-year terms only.

         Two directors are to be elected at the Meeting. The Board has nominated Jack L. Howard and James Benenson, Jr. to be re-elected for one-year terms, expiring at the annual meeting in 2001 and until their successors shall be duly elected and qualified. After the election of two directors at the Meeting, the Company will have five directors, including the three continuing directors whose present terms extend beyond the Meeting. Unless otherwise specified, all Proxies received will be voted in favor of the election of the Board's nominees. Each of the nominees currently serve as directors of the Company. The terms of office of the current nominee directors expire at the Meeting and when their successors are duly elected and qualified. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any of the nominees not remain a candidate for election at the date of the Meeting, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES.

         The name of, principal occupation of and certain additional information about each nominee and each of the three current directors with unexpired terms (as of the date of the Meeting) are set forth below.

NOMINEES FOR DIRECTOR

                                                            First Year
             Name                              Age        Became Director
---------------------------------------        ---        ---------------

Jack L. Howard                                  38            1996
(term expires 2000)

James Benenson, Jr.                             64            1999
(term expires 2000)


CONTINUING DIRECTORS

Warren G. Lichtenstein                          34            1996
(term expires 2001)

Earle C. May                                    81            1997
(term expires 2001)

Joseph L. Mullen                                52            1995
(term expires 2001)

---------------

         Jack L. Howard, a nominee for director, has served as a director of the Company since 1996 and Vice President, Secretary, Treasurer and Chief Financial Officer of the Company since December 1997. Mr. Howard has been a registered principal of Mutual Securities, Inc., a stock brokerage firm, since prior to 1993. Mr. Howard has also been the Acting President and Chief Financial Officer of Gateway Industries, Inc. since September 1994. Mr. Howard is a director of the following publicly held companies: Gateway Industries, Inc. and Pubco Corporation.

         James Benenson, Jr., a nominee for director, has served as a director of the Company since 1999, when he was appointed by the Board to fill the vacancy created by the resignation of J. David Rosenberg. Mr. Benenson has been Chairman of Vesper Company since 1979 and of Arrowhead Holdings Corporation since 1983. Prior to such time, Mr. Benenson served in various capacities with
F. Eberstadt & Co., Walker, Hart & Co. and James Benenson & Co.

         Warren G. Lichtenstein was appointed a director of the Company in 1996 and as President and Chief Executive Officer since 1997. Mr. Lichtenstein has been the Chairman of the Board, Secretary and the Managing Member of Steel Partners, L.L.C. ("Steel LLC"), the general partner of Steel Partners II, L.P. since January 1, 1996. Prior to such time, Mr. Lichtenstein was the Chairman and a director of Steel Partners, Ltd., the general partner of Steel Partners Associates, L.P., which was the general partner of Steel Partners II, L.P. since 1993 and prior to January 1, 1996. Mr. Lichtenstein has also been President and Chief Executive Officer of WebFinancial Corporation since December 1997. Mr. Lichtenstein served as President and director of Marsel Mirror and Glass Products, Inc. ("Marsel"), a subsidiary of the Company, from its inception in July 1995 until shortly after the acquisition of its business by the Company in November 1995, and continued as a director until its disposition in December 1996. Marsel filed for protection under Chapter 11 of the United States Bankruptcy Code shortly following the Company's disposition of its interest in Marsel. Mr. Lichtenstein is a director of the following publicly held companies:
Gateway Industries, Inc., PLM International, Inc., Tech-Sym Corporation, CPX Corp., ECC International Corp. and Puroflow Incorporated.

         Earle C. May has served as director of the Company since 1997. Mr. May has been an executive officer of May Management, Inc., an investment management firm, since prior to 1995.

         Joseph L. Mullen has served as a director of the Company since 1995. Since January 1994, Mr. Mullen has served as Managing Partner of Li Moran International, a management consulting company, and has functioned as a senior officer overseeing the merchandise and marketing departments for such companies as Leewards Creative Crafts Inc., Office Depot of Warsaw, Poland and Rose's Stores, Inc. From January 1994 to July 1994, Mr. Mullen served as senior Vice President for Leewards Creative Crafts Inc., a national retail chain specializing in crafts.

Recommendation

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

Meetings

         The Board held five meetings during the year ended December 31, 1999. The Board has a Stock Option and Compensation Committee, which administers the Company's stock option plan, and makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company, and an Audit Committee, which reviews the Company's financial statements and accounting policies, resolves potential conflicts of interest, receives and reviews the recommendations of the Company's independent auditors and confers with the Company's independent auditors with respect to the training and supervision of internal accounting personnel and the adequacy of internal accounting controls. The Stock Option and Compensation Committee is currently composed of Earle C. May (Chairman) and James Benenson. In fiscal 1999, the members of the Audit Committee were Harold Smith (Chairman), Earle C. May and Joseph L. Mullen. On June 15, 1999 Mr. Smith resigned from the Audit Committee and Mr. May became Chairman. The Stock Option and Compensation Committee held no meetings during the year ended December 31, 1999 and the Audit Committee held one meeting during the year ended December 31, 1999. From time to time, the members of the Board act by unanimous written consent pursuant to the laws of the State of Delaware.

                                   MANAGEMENT

Executive Officers of the Company

         The following table contains the names, positions and ages of the executive officers of the Company who are not directors.


                              Principal Occupation for the
                              Past Five Years and Current
        Name                      Public Directorships               Age
        ----                      --------------------               ---
Glen M. Kassan          Vice President, Chief Financial               56
                        Officer and Secretary of the
                        Company since June 2000.  Vice-
                        President of Steel Partners
                        Services Ltd. since October 1999.
                        From 1997 to 1998, Chairman
                        and Chief Executive Officer of
                        Long Term Care Services, Inc., a
                        privately owned healthcare
                        services company which Mr.
                        Kassan co-founded in 1994 and
                        initially served as Vice Chairman
                        and Chief Financial Officer.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation paid by the Company during the fiscal years ended December 31, 1999, 1998 and 1997 to the Company's Chief Executive Officer. No executive officer of the Company had a salary and bonus which exceeded $100,000 with respect to the fiscal year ended December 31, 1999.

                                                                                                           Long-Term
                                                              Annual Compensation                         Compensation

                                                                                                              Securities
          Name and Principal Position                 Year          Salary(1)($)        Bonus($)              Options(#)
          ---------------------------                 ----          ------------        --------              ----------

Warren G. Lichtenstein, President and                 1999             -                   -                        0
Chief Executive Officer                               1998             -                   -                  211,145
                                                      1997             -                   -                   16,313

         (1) For information relating to the management functions performed by Steel Partners Services, Ltd. ("SPS"), an entity controlled by Warren G. Lichtenstein, please see "Certain Relationships and Related Transactions."

         The Chief Executive Officer did not receive any stock option grants from the Company or exercise any Company stock options during the fiscal year ended December 31, 1999. The following table sets forth certain information regarding unexercised stock options held by the Chief Executive Officer as of December 31, 1999.


                    AGGREGATED FISCAL YEAR-END OPTION VALUES


                                              Number of Securities Underlying
                                                   Unexercised Options at             Value of Unexercised In-the-Money
                                                     December 31, 1999                 Options at December 31, 1999 (1)
           Name                                Exercisable/Unexercisable                Exercisable/Unexercisable($)
--------------------------                ---------------------------------        ------------------------------------

Warren G. Lichtenstein                                 208,708/18,750                         1,298,164/116,625


(1) Based on the per-share closing price of the Common Stock of $6.22 on the Nasdaq SmallCap Market on December 31, 1999.


Compensation of Directors and Executive Officers

         The Company has no employees. Day-to-day management functions are performed by SPS. Please see the section titled "Certain Relationships and Related Transactions" for a description of the contractual arrangement between the Company and SPS.

         Compensation of directors consists of an annual retainer fee (the "Retainer Fee") of $12,000 per year, plus a meeting fee (a "Meeting Fee") for each meeting (i) of the Board (in the amount of $1,000 per meeting), (ii) of a committee of the Board that does not meet on the same day as a meeting of the Board (in the amount of $500 per meeting), and (iii) of a committee of the Board that meets on the same day as the Board (in the amount of $375 per meeting). Each director has the option to receive his Retainer Fee and Meeting Fee in cash or in the form of Common Stock. For the year ending December 31, 1999, each director has elected to receive his Retainer Fee and Meeting Fee in the form of Common Stock.

Board Compensation Committee Report on Executive Compensation

         Securities and Exchange Commission regulations require the disclosure of the compensation policies applicable to executive officers in the form of a report by the compensation committee of the Board (or a report of the full Board in the absence of a compensation committee). As noted above, the Company has no employees and pays no compensation. As a result, the Board has not considered compensation policy for employees and has not included a report with this proxy statement.

Compensation Committee Interlocks and Insider Participation

         None of the Directors serving on the Stock Option and Compensation Committee were a party to any transaction which requires disclosure under Item 402(j) of Regulation S-K.

Transactions With Management and Others

         See   the   section   titled   "Certain   Relationships   and   Related
Transactions."

Stock Performance Graph

         The following graph shows a comparison of the cumulative total returns for the Company, the NASDAQ Composite Index, and the Media General Industry Group (comprised of credit services). The graph assumes that the value of the investment in the Company and each index was $100 on May 3, 1995 (the initial listing date of the stock of the Company's predecessor after its reorganization under Chapter 11 of the United States Bankruptcy Code), and that all dividends were reinvested.


                          Base
                         Period            January           January            January           December          December
Company                  May 3,              31,               31,                29,                31,               31,
Name/Index                1995              1996              1997               1998               1998              1999
----------                ----              ----              ----               ----               ----              ----
WebFinancial             100.00             50.89             58.28              58.28             177.51            184.02
Corporation
Credit                   100.00            126.68            181.80             238.84             279.56            367.73
Services
NASDAQ                   100.00            115.30            151.74             178.73             242.14            427.06
Market Index


Section 16(A) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission ("SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1999, that there was compliance with all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders.

Certain Relationships and Related Transactions

         Pursuant to the Management Agreement approved by a majority of the Company's disinterested directors, SPS provides the Company with certain management, consulting, advisory services and office space. In 1999, SPS received fees of $267,000. For 2000, the fee payable to SPS is expected to be $310,000. The Management Agreement has a one year term and is renewable automatically for successive one year periods, unless terminated by either party upon 60 days' notice prior to the renewal date. The Company believes that the cost of obtaining the type and quality of services rendered by SPS under the Management Agreement is no less favorable than the cost at which the Company could obtain from unaffiliated entities.


                   PROPOSAL II--RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

         On May 1, 2000, the Company dismissed KPMG LLP ("KPMG"), as its independent accountants. The audit reports of KPMG on the consolidated financial statements of the Company as of December 31, 1999 and 1998, and for the year ended December 31, 1999, the eleven-month period ended December 31, 1998 and the year ended January 31, 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The Board participated in and approved the decision to change independent accountants.

         In connection with the audits of the Company's consolidated financial statements for each of the two fiscal years ended December 31, 1999 and 1998, and in the subsequent interim period through May 1, 2000, there were no "disagreements," as that term is defined in the instructions to Form 8-K and the regulations applicable to Item 4 of Form 8-K, with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which "disagreements," if not resolved to their satisfaction would have caused them to make reference in connection with their opinion on the subject matter of the "disagreement" in their report.

         KPMG has furnished the Company with a letter addressed to the SEC stating that it agrees with the above statements, except that KPMG did not agree or disagree with the reference to the Board participating in and approving the decision to change independent auditors.

         The Company engaged Grant Thornton LLP as the Company's auditors on May 4, 2000. The Company has not consulted with Grant Thornton LLP during the past two fiscal years concerning the application of accounting principles or any issues relating to accounting, auditing or financial reporting.

         Although the selection of auditors does not require ratification, the Board has directed that the appointment of Grant Thornton LLP be submitted to stockholders for ratification due to the significance of such appointment to the Company. If stockholders do not ratify the appointment of Grant Thornton LLP, the Board will consider the appointment of other certified public accountants. The approval of the proposal to ratify the appointment of Grant Thornton LLP requires the affirmative vote of a majority of the votes cast by holders of the Common Stock.

         The Company's auditors for the fiscal year ended December 31, 1999 were KPMG. The Company does not expect a representative of either KPMG or Grant Thornton LLP to be present at the Meeting.

Recommendation

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2000.

                                  ANNUAL REPORT

         All stockholders of record as of the Record Date, have been sent, or are concurrently herewith being sent, a copy of the Company's 1999 Annual Report for the year ended December 31, 1999, which contains certified financial statements of the Company for the year ended December 31, 1999.

         ANY STOCKHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 (WITHOUT EXHIBITS), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO GLEN M. KASSAN, VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY AT WEBFINANCIAL CORPORATION, 150 EAST 52ND STREET, 21st FLOOR, NEW YORK, NEW YORK 10022.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals made in accordance with Rule 14a-8 under the Exchange Act and intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company at its principal office in New York, New York no later than February 5, 2001 for inclusion in the proxy statement for that meeting.

         On May 21, 1998 the Securities and Exchange adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

         With respect to the Company's 2001 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, by May 20 , 2001, the company will be allowed to use its voting authority as outlined above.


                                  OTHER MATTERS

         As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.



Glen M. Kassan
Secretary

July 12, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            WEBFINANCIAL CORPORATION

                     Proxy -- Annual Meeting of Stockholders
                                 August 29, 2000

         The undersigned, a stockholder of WebFinancial Corporation, a Delaware corporation (the "Company"), does hereby appoint Warren G. Lichtenstein and Jack
L. Howard, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 2000 Annual Meeting of Stockholders of the Company to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, located at 505 Park Avenue, New York, New York 10022, on August 29, 2000 at 11:00 A.M., local time, or at any adjournment or adjournments thereof.

              The   undersigned   hereby   instructs   said   proxies  or  their
substitutes:

1.     ELECTION OF DIRECTORS:

       The election of Jack L. Howard and James Benenson, Jr. to the Board of Directors, to service until the 2001 Annual Meeting of Stockholders and until their respective successors are elected and shall qualify.

                    WITHHOLD AUTHORITY
FOR ALL             TO VOTE FOR ALL                 ________________________
NOMINEES ___        NOMINEES ___                    ________________________
                                                    To withhold authority to
                                                    vote for any individual
                                                    nominee(s), print name
                                                    above.

2.       TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS:

                   ______  FOR   _____  AGAINST    _____  ABSTAIN

3.       DISCRETIONARY AUTHORITY:

         In their discretion, the proxies are authorized to vote upon such other and further business as may properly come before the Meeting.

                  THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT DIRECTORS, AND TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

         The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated _______________________, 2000


_____________________________ (L.S.)


_____________________________ (L.S.)
         Signature(s)


NOTE: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer.

         Please mark, date, sign and mail this proxy in the envelope provided for this purpose. No postage is required if mailed in the United States.